Exhibit 10.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of December 16, 2020, by and between Cardinal Venture Holdings LLC, a Delaware limited liability company (the “Company”), and Inpixon (the “Purchaser”).

WHEREAS, the Purchaser desires to subscribe for and acquire from the Company, and the Company desires to issue and sell to the Purchaser 700,000 Class B Units of the Company (the Class A Units and the Class B Units, together, the “Units”), as hereinafter set forth.

NOW, THEREFORE, in order to implement the foregoing, and in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. LLC Operating Agreement. The Purchaser has had a chance to review in full the Amended and Restated Limited Liability Company Agreement of the Company (the “LLC Operating Agreement”). The Purchaser hereby agrees to the terms and conditions of the LLC Operating Agreement and agrees to promptly execute and deliver a copy of the LLC Operating Agreement to the Company.

2. Contribution; Subscription for and Purchase of Units.

2.1 Contribution. On or about the date hereof, and as partial consideration for the agreements set forth herein and, in the LLC Operating Agreement, the Purchaser agrees to contribute to the capital of the Company $700,000.00 (the “Contribution”).

2.2 Purchase of Units. Upon the terms of this Agreement, the Purchaser hereby subscribes for and commits to purchase 700,000 Class B Units of the Company.

The Company hereby agrees to issue and sell to the Purchaser 700,000 Class B Units, for an aggregate purchase price of $700,000.00. The Class B Purchase Price shall be deemed paid from the Contribution.

3. Investment Representations and Warranties.

3.1 The Purchaser is acquiring the Units pursuant to this Agreement for the Purchaser’s own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same.

3.2 The Purchaser understands that the Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act and that the Units hereby subscribed for and purchased must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

3.3 The Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

3.4 The Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Units the Purchaser hereby subscribes for and is purchasing (or any part thereof), and the Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement.

3.5 The Purchaser acknowledges and agrees that the Units purchased by it pursuant to this Agreement are subject to restrictions on transfer under the Securities Act and applicable state securities laws and may not be resold in violation thereof. The Company shall make a notation regarding the restrictions on transfer of the Units issued pursuant to this Agreement in its books, and such Units shall be transferred on the books of the Company only pursuant to and in compliance with the provisions of the Securities Act and applicable state securities laws.

4. Miscellaneous.

4.1 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

4.2 Amendment. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

4.3 Applicable Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

4.4 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Subscription Agreement effective as of the date first above written.

CARDINAL VENTURE HOLDINGS LLC

By:	/s/ Khurram Sheikh
Name:	Khurram Sheikh
Title:	Managing Member

PURCHASER: Inpixon

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

Exhibit A

LLC Operating Agreement

See Exhibit 10.2 to Inpixon’s Current Report on Form 8-K filed with the SEC on October 5, 2020.